FUND PROFILE
FEBRUARY 27, 2002

BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND

This profile summarizes key information about the Fund that is included in the Fund's prospectus. The Fund's prospectus includes additional information about the Fund, including a more detailed description of the risks associated with investing in the Fund that you may want to consider before you invest.

You may obtain the prospectus and other information about the Fund at no cost to you by calling 1-800-331-2979 or contacting your financial representative.

                        INVESTMENT OBJECTIVE OF THE FUND

The Fund seeks long-term capital appreciation.

                   PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund invests principally in common and preferred stocks of foreign companies and securities that are convertible into such common stocks. These companies generally have market capitalizations (market value of publicly traded securities) greater than $1 billion. Under normal conditions, the Fund invests at least 80% of its net assets measured at the time of purchase in equity securities of issuers located in at least three countries outside the U.S. Up to 20% of the Fund's total assets, measured at the time of purchase, may be invested in securities of companies located in countries with emerging securities markets. Up to 10% of the Fund's total assets, measured at the time of purchase, may be invested in securities of small capitalization companies (those whose market value of publicly traded securities totals $1 billion or less measured at the time of purchase). The Investment Advisor uses the principles of value investing to analyze and select equity securities for the Fund's investment portfolio.

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the period of the report. You may obtain either or both of these reports at no cost by calling 1-800-331-2979.

                    PRINCIPAL RISKS OF INVESTING IN THE FUND

GENERAL STOCK MARKET RISKS. The Fund's principal risks are those of investing in the stock market. The values of the Fund's investments fluctuate in response to the activities of individual companies and general stock market and economic conditions. That means they may experience sudden, unpredictable declines in value, as well as periods of poor performance. Because stock values fluctuate, when you sell your investment you may receive more or less money than you originally invested.

FOREIGN SECURITIES. Foreign investments involve additional risks, including currency fluctuations, political instability, differences in financial reporting standards and less stringent regulation of securities markets. Emerging market countries involve greater risks, such as immature economic structures, national policies restricting investments by foreigners, and different legal systems.

The Fund is appropriate for investors who are willing to ride out short-term stock market fluctuations in pursuit of potentially above-average long-term returns. By itself, the Fund does not constitute a complete investment plan.

                        BAR CHARTS AND PERFORMANCE TABLE

The bar chart and table below show how the Fund has performed and indicate the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund's shares from year to year over the life of the Fund. The table shows how a Fund's average annual total return for the periods specified compared to the Morgan Stanley Capital International Europe, Australasia, Far East ("MSCI EAFE") Index. The return information provided illustrates how the Fund's performance can vary, which is one indication of the risks of investing in the Fund.

The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

                          CALENDAR YEAR TOTAL RETURNS

              1997        1998        1999       2000          2001
             -----       -----       -----       ----       -------
             21.57%      14.65%      56.18%      4.46%      -14.36%

During the period shown in the bar chart, the highest quarterly return was 27.15% (4th quarter, 1999) and the lowest quarterly return was -15.10% (3rd quarter, 1998).

                          Average Annual Total Returns
                   (For the periods ending December 31, 2001)

                                                                        SINCE
BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND    1 YEAR   5 YEARS   INCEPTION*
-----------------------------------------------    ------   -------   ----------
Return Before Taxes                               (14.36)%   14.27%     14.27%
Return After Taxes on Distributions               (15.73)%   11.44%     11.44%
Return After Taxes on Distributions and Sale
of Fund Shares                                     (8.08)%   11.16%     11.16%

--------------------------------------------------------------------------------
MSCI EAFE Index                                   (21.44)%    0.89%      1.05%

* Inception date is January 2, 1997.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The MSCI EAFE Index is an unmanaged index that is a generally accepted benchmark for major overseas markets.

                                FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (Load) Imposed
on Purchases                                                               None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends                None

Maximum Contingent Deferred Sales Charge                                   None

Redemption Fee                                                             None

ANNUAL FUND OPERATING EXPENSES
(FEES PAID FROM FUND ASSETS)

Management fees                                                           1.00%
                                                                          ----

Other expenses                                                            0.20%
                                                                          ----
Total Annual Fund Operating Expenses(1)                                   1.20%
                                                                          ----

----------
(1) The Advisor has agreed with Brandes Investment Trust (the "Trust") to limit the Fund's annual operating expenses to 1.20% of the Fund's average daily net assets through the Fund's fiscal year ending October 31, 2002.

     EXAMPLE

     This example in intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that
(1) you invest $10,000 in the Fund for the time periods indicated; (2) your investment has a 5% return each year; and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:

If you redeem your shares:

                1 Year        3 Years       5 Years      10 Years
                ------        ------        ------       --------
                $  122        $  381        $  660        $1,455

                               INVESTMENT ADVISOR

The Fund's Advisor, Brandes Investment Partners, L.P., has been in business, through various predecessor entities, since 1974. As of December 31, 2001, the Advisor managed approximately $62 billion in assets for various clients, including corporations, public and corporate pension plans, foundations and charitable endowments, and individuals. Charles H. Brandes, who owns a controlling interest in the Advisor's general partner, Brandes Investment Partners, Inc., serves as one of the Trustees of the Trust. The Advisor's offices are at 11988 El Camino Real, Suite 500, San Diego, California 92191.

Managers  of the  Fund.  The Fund is  team-managed  by the  Advisor's  Large Cap
Investment   Committee,   whose   members   are  senior   portfolio   management
professionals of the firm.

                             HOW TO BUY FUND SHARES

The Fund is currently closed to new shareholders. Shareholders who owned shares of the Fund on September 30, 1998 may continue to purchase shares in their existing accounts. Employer-sponsored retirement plans will be able to open additional accounts for plan participants. Certain clients and employees of the Advisor may be allowed to open new accounts in the Fund as the Advisor sees fit. You may add to your existing account by:

     * Mailing a check or money order along with a letter or the form at the bottom of your account statement.

     *    Making automatic investments.

     * Wiring money from your bank. Call the Transfer Agent at (617) 946-1945 before the wire is sent.

Wire Instructions
Bank:                   Investors Bank & Trust Company
ABA #:                  0110-01438, DDA #6691-36913
Credit to:              Brandes Institutional International Equity Fund
Further credit to:      [your name and account number]

Individual participants in qualified retirement plans should purchase shares of the Fund through their plan sponsor or administrator, which is responsible for transmitting orders. The procedures for investing in the Fund depend on the provisions of the plan and any arrangements that the plan sponsor may have made for special processing services.

MINIMUM INVESTMENT

The minimum initial investment in the Fund is $1 million; there is no minimum subsequent investment. The Distributor may waive the minimum investment for institutions making continuing investments in the Fund and from time to time for other investors, including retirement plans and employees of the Advisor.

You may also purchase shares of the Fund by paying "in-kind" in the form of securities, provided that such securities are of the type which the Fund may legally purchase and are consistent with the Fund's investment objective and policies, and are liquid, unrestricted and have a readily determinable value by exchange or NASDAQ listing, and that the purchase has been approved by the Advisor.

                             HOW TO SELL FUND SHARES

You may sell (redeem) your Fund shares on any day the Fund is open for business.

You may sell by:

     - Sending a written request to the Fund's Transfer Agent, Investors Bank & Trust Company, 200 Clarendon Street, 16th Floor, Boston, MA 02116. The check will be mailed to the address of record unless you give other instructions.

     - Telephoning if you have selected the telephone redemption option on your Account Application. Have your account number available.

If you are a participant in a retirement or other plan, direct your redemption requests to the plan sponsor or administrator, which may have special procedures for processing such requests and is responsible for forwarding requests to the Fund's Transfer Agent.

                        DISTRIBUTIONS AND TAX INFORMATION

The Fund may earn income from dividends on the stocks in its portfolio, and may realize capital gains from appreciation on its holdings. The Fund distributes substantially all of its net income and capital gains, if any, to shareholders once a year, usually in December.

You may select one of the following options

     - Dividend and capital gain distributions used to purchase additional shares of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

     - Capital gain distributions used to purchase additional shares of the Fund. Dividend distributions sent to you by check.

     -    Dividend and capital gain distributions sent to you by check.

Distributions are taxable regardless of whether you reinvest them or take them in cash. Income is taxed at ordinary federal income tax rates. Capital gains are taxed at rates based on how long the assets were held by the Fund. Dividends and interest earned by the Fund may be subject to withholding and other taxes imposed by foreign countries, at rates from 10% to 40%. However, under certain circumstances you may be able to claim credits against your U.S. taxes for such foreign taxes. The Fund will also notify you each year of the amounts available as credits.